IRH
LTCH
Sites under construction
Wells Fargo Healthcare Conference
June 23-24, 2010
95  Rehabilitation Hospitals
38  Outpatient Rehab Satellite Clinics
 6 Long-Term Acute Care Hospitals
25   Hospital-Based Home Health
  Agencies
22,000 Employees
Portfolio
Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.
Exhibit 99.1

Exhibit 99.1

Note Regarding Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable.
Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. HealthSouth undertakes no duty to publicly update or revise the information contained herein.
This presentation also includes estimates and projections published by the Centers for Medicare and Medicaid Services
(“CMS”). We are not able to verify those estimates or projections or the detailed calculations thereof by CMS which are not made public. Any changes or errors in those calculations, among other uncertainties such as those referred to below and changes in CMS’s own rules and policies, could cause actual results to differ materially from CMS’s projections.
Furthermore, we do not believe that CMS numbers are consistent with financial reporting results. CMS data and projections should not be used as an indication of financial performance.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the year ended December 31, 2009, and our
Form 10-Q for the quarter ended March 31, 2010, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities
Exchange Act of 1934. The Appendix at the end of this presentation includes reconciliations of the non-GAAP financial measures found in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K, dated June 23, 2010, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these presentation slides. Our SEC filings, including that Form 8-K, can be found on our website at
http://investor.healthsouth.com/.
Cautionary Statements

Exhibit 99.1

Strategy Recap
✓ Priority: Reduce our leverage and strengthen our balance sheet
 - No obvious near-term debt repayment opportunities
 - 10 ¾ Senior Notes callable June 2011 at 105 ⅜
 - 2010 focus: growing Adjusted Consolidated EBITDA (1) to reduce leverage
✓ Near-term: Capitalize on our market-leading position in inpatient rehabilitation
 - Continue to increase market share
 - Break ground on a minimum of two new rehabilitation hospitals each year
 - Acquire or joint venture a minimum of two IRFs per year
✓ Longer-term: Prepare for potential expansion into complementary post-acute services
(1) Reconciliation to GAAP provided on slides 35 and 36.

Exhibit 99.1

32.0
30.0
28.0
26.0
24.0
22.0
20.0
18.0
16.0
14.0
30.7
27.4
HealthSouth Average
UDS Average *

2.8
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.67
2.35
HealthSouth Average
UDS Average **

HEALTHSOUTH

FIM Gain
LOS Efficiency
LOS Efficiency = Functional gain
divided by length of stay
Source: UDSmr Database - On Demand
Reports: Q1 2010 Report
FIM Gain = Change in Functional
Independent Measurement (based
on an 18 point assessment) from
Admission to Discharge
** Average = Expected, Risk-adjusted LOS Efficiency
 * Average = Expected, Risk-adjusted FIM Change Average
Our Differentiation: High-Quality Care
 Goal: Teach patients to walk, dress, bathe, eat and
 manage daily life in the community.

Exhibit 99.1

Our Differentiation: Cost-Effective Care
CMS Fiscal Year 2010 IRF Rate Setting File Analysis (1)
	Freestanding (2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	228	953	1,181	94
Average # of Discharges per IRF	649	237	316	822
Outlier Payments as % of Total Payments	1.32%	4.08%	3.00%	0.43%
Average Estimated Total Payment per Discharge for FY 2010	$16,452	$16,741	$16,626	$15,996
Average Estimated Cost per Discharge for FY 2010	$14,021	$17,207	$15,945	$12,633
Notes:
(1)  All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting final rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by
 CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes.
 Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,181 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2010 Final IRF-
 PPS Rule. Most of the data represents historical information from the CMS fiscal year 2008 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a
 subset of Freestanding and the Total.

Exhibit 99.1

Performance Highlights

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
27,699
27,998
Q1 2009
Q1 2010

$600
$500
$400
$300
$200
$100
$0
$472.9
$491.0
Q1 2009
Q1 2010

% of Net Operating Revenues
60%
50%
40%
30%
20%
10%
0%
49.3%
49.3%
24.1%
23.2%
4.6%
4.6%
Q1 2009
Q1 2010
Q1 2009
Q1 2010
Q1 2009
Q1 2010
Salaries, Wages & Benefits
Hospital-related Expenses
General & Administrative

(1) Includes other operating, supplies, occupancy, and bad debt expenses.
(2) Excludes share-based compensation. (3) Employees per occupied bed.

HEALTHSOUTH

Discharges
Consolidated Net Operating Revenues
($ Millions)

+3.8%
+1.1%
Dollar Amounts $233.3 $241.9 $114.1 $113.7 $21.8 $22.5
EPOB (3) 3.47 3.41
Flat despite
wage increase
Flat
90 bps
Improvement
Expenses
(1)
(2)
Solid, Sustained Operating Results

Exhibit 99.1

$400
$300
$200
$100
$0
$341.2
$383.0
$98.4
$106.4
2008
2009
Q1 2009
Q1 2010

$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.76
$1.45
$0.39
$0.48
2008
2009
Q1 2009
Q1 2010

HEALTHSOUTH

Adjusted Income from Continuing
Operations per Diluted Share (1)
Adjusted Consolidated EBITDA (1)
($ Millions)

+12.3%

(1) Reconciliation to GAAP provided on slides 35 and 36.
Performance Highlights
Solid EBITDA and EPS Growth

+8.1%

+90.8%

+23.1%

Key Drivers:
✓2.5% Medicare market basket increase effective October 1, 2009
✓Discharge growth of 1.1% quarter over quarter
✓Disciplined expense management
✓Solid labor productivity as reflected by EPOB

Exhibit 99.1

Reconciliation of Adjusted Consolidated EBITDA[1] to Net Cash Provided by Operating Activities

	Q1 2010	Q1 2009	2009
Adjusted Consolidated EBITDA	$ 106.4	$ 98.4	$ 383.0
Provision for doubtful accounts	6.9	7.8	33.1
Professional fees—accounting, tax, and legal	(2.9)	(4.8)	(8.8)
Interest expense and amortization of debt discounts and fees	(30.5)	(34.4)	(125.8)
UBS Settlement proceeds, gross	-	100.0	100.0
Equity in net income of nonconsolidated affiliates	(2.6)	(2.5)	(4.6)
Net income attributable to noncontrolling interests in continuing operations	9.8	8.3	33.4
Amortization of debt discounts and fees	1.7	1.6	6.6
Distributions from nonconsolidated affiliates	2.1	1.5	8.6
Current portion of income tax (expense) benefit	(2.1)	0.3	7.3
Change in assets and liabilities	(0.7)	9.0	(0.8)
Change in government, class action and related settlements liability	(0.8)	(1.7)	(11.2)
Other operating cash used in discontinued operations	(2.2)	(0.5)	(13.5)
Other	(0.3)	0.1	(1.2)
Net cash provided by operating activities	$ 84.8	$ 183.1	$ 406.1

HEALTHSOUTH

(1) Notes on page 36.
Performance Highlights: Strong Free Cash Flow

Exhibit 99.1

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

(Millions)	Q1 2010	Q1 2009	2009
Net cash provided by operating activities	$ 84.8	$ 183.1	$ 406.1
Impact of discontinued operations	2.2	0.5	13.5
Net cash provided by operating activities of continuing operations	87.0	183.6	419.6
Capital expenditures for maintenance	(5.6)	(7.5)	(34.1)
Net settlements on interest rate swaps	(11.9)	(8.5)	(42.2)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(11.1)	(8.5)	(32.7)
Non-recurring items:			
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	(73.8)	(73.8)
Cash paid for professional fees - accounting, tax and legal	2.9	4.8	15.3
Cash paid for government, class action and related settlements	0.8	1.7	11.2
State and federal income tax refunds related to prior periods	(6.6)	(49.0)	(63.7)
Adjusted free cash flow	**$ 49.0**	**$ 36.3**	**$ 173.6**

HEALTHSOUTH

Performance Highlights: Strong Free Cash Flow

Exhibit 99.1

• Reminder: On May 4, 2010, based on the results of Q1, the Company raised its 2010 full-year performance forecast to the high end of the guidance ranges.
• Good performance through May (volume, expense management and pricing) compared to same period last year.
 ▪ Volume: solid in April, soft in May, appears to be rebounding in June
 ▪ Expenses: continue to be aggressively managed
 ▪ Pricing: favorable trend
• New Hospitals:
 ▪ Began integration of Desert Canyon Rehabilitation Hospital on June 1, 2010
 ▪ Began taking patients at HealthSouth Rehabilitation Hospital of Northern
 Virginia on June 14, 2010
• As is our policy, full-year guidance will be addressed as part of our quarterly earnings release.

Performance Update

Exhibit 99.1

- ✓ **Industry Leader**: Largest provider in attractive healthcare segment.

HEALTHSOUTH

Summary
✓ Strong Cash Flows: Directed toward debt reduction and growth.
✓ Continued Deleveraging: Reduce leverage to between 3.5x and 4.0x no later than YE 2011.
✓ Growth: Above industry volume growth, enhanced by capacity expansions and adding new hospitals in underserved markets.
✓ Opportunistic, Disciplined Acquisitions: Complementary IRF
 acquisitions and JVs in a fragmented market.
✓ Well Positioned: High-quality + cost-effective provider; proven track record of adapting to regulatory changes.
Value Proposition
Business Model:
• 5 - 8 % annual Adjusted Consolidated EBITDA growth (1)
• 15 - 20% annual Adjusted EPS growth (1) (2)
(1) For reconciliation to GAAP, see slides 35 and 36.
(2) Based on adjusted income from continuing operations per diluted share.

Exhibit 99.1

Appendix

Exhibit 99.1

• Patients come to HealthSouth with diagnoses of
 stroke, brain injury, trauma, neurological conditions,
 pulmonary/cardiac disease, amputations and
 orthopedic conditions/surgeries.
• ~ 72% of inpatient rehabilitation patients are over 65.
• Patients receive 24 hour nursing care, seven days
 a week, with at least three hours of therapeutic
 intervention, including physical, occupational and
 speech therapy.
• Our team includes rehabilitative physicians, physical
 therapists, occupational therapists, speech-language
 pathologists, rehabilitative nurses, pharmacists,
 dieticians and case managers.
• Our goal is to teach patients to walk, dress, bathe,
 eat and manage daily life in their community.

About HealthSouth
Our Patients, Our Care and Our Team

Exhibit 99.1

50
40
30
20
10
0
Dollars (in billions)
27.1
31.5
34.1
36.6
40.8
43.7
46.3
49.9
12.1
14.8
14.9
16.7
18.6
19.7
22.1
24.2
8.5
8.5
10.0
9.9
11.3
13.1
13.7
15.4
4.5
5.7
6.2
6.4
6.5
6.3
6.0
5.8
2.0
2.5
3.0
3.6
4.4
4.6
4.5
4.5
2001
2002
2003
2004
2005
2006
2007
2008
All post-acute care
Skilled nursing facilities
Home health agencies
Inpatient rehabilitation hospitals
Long-term care hospital

Note: These numbers are program spending only and do not include beneficiary copayments.

HEALTHSOUTH

Source: Centers for Medicare and Medicaid Services, Office of the Actuary (MedPAC June 2009 Data Book - Page 124)
“The Basics”: Medicare Spending on Post-Acute
Services
• Inpatient rehabilitation
 is less than 12% of
 Medicare post-acute
 spending.

Exhibit 99.1

Total Inpatient Rehabilitation Facilities (IRFs): 1,181 (1)

	IRFs	Average Beds/IRF	Average Discharges/ IRF
HLS =	94	68	1,151
Free-standing (Non-HLS) =	134	54	531
Hospital Units =	953	24	236

HEALTHSOUTH

“The Basics”: Our Industry
Sources: FY 2010 CMS Rate Setting File and MedPAC March 2009 report; Internal HLS reports for HLS data
(1) Does not include HealthSouth Rehabilitation Hospital of Northern Virginia.

✓ Highly fragmented industry
 • ~ 81% Units
 • ~ 19% Free-standing
✓ Industry mainly nonprofit
 • ~ 62% Nonprofit
 • ~ 14% Government
 • ~ 24% For-profit
✓ On average, HLS hospitals tend to
 be larger and treat more patients.
~ 8% of IRFs
~ 18% of Licensed Beds
~ 21% of Patients Served
HealthSouth Market Share

Exhibit 99.1

“The Basics”: Our Patients (~ 72% are > 65 years old)
94%
 5%
 1%
Referral Sources
Acute Care Hospitals
Physician Offices
Skilled Nursing Facilities
Admission to an IRF:
Most Common Cases (2009)
1. Stroke   17.5%
2. Neurological   13.3%
3. Fracture of the lower extremity 11.7%
4. Debility   11.5%
5. Knee/Hip replacement   9.6%
6. Other orthopedic conditions  9.5%
7. Brain injury    7.4%
8. Cardiac conditions   4.7%
9. Spinal cord injury   3.6%
10. All other   11.2%
✓ Physicians and acute care hospital case managers are key decision-makers.
✓ All IRF patients must meet reasonable and necessary criteria and are admitted by a physician.
✓ All IRF patients must be medically stable and have potential to tolerate three hours of therapy per day (minimum).
✓ Receive 24 hour, 7 days a week nursing care.

Exhibit 99.1

HealthSouth vs. Industry
UDS Industry Sites
HLS Same Store
3.3%
-0.5%
5.7%
-0.3%
8.1%
2.9%
9.7%
3.6%
4.8%
-0.2%
4.7%
1.3%
5.3%
1.6%
4.2%
0.1%
0.4%
-4.0%
Q108 vs. Q107
Q208 vs. Q207
Q308 vs. Q307
Q408 vs. Q407
Q109 vs. Q108
Q209 vs. Q208
Q309 vs. Q308
Q409 vs. Q408
Q110 vs. Q109

Quarterly Discharges
30,000
25,000
20,000
15,000
10,000
5,000
-

	Q1	Q2	Q3	Q4
2007	25,519	25,418	24,371	24,853
2008	26,171	26,831	26,666	27,516
2009	27,699	28,379	28,125	28,772
2010	27,998			

HEALTHSOUTH

(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including 89 HealthSouth sites.
(2) Includes 89 consolidated HealthSouth inpatient rehab hospitals and six long-term acute-care hospitals.
“The Basics”: Discharge Growth - Historical
✓ HealthSouth’s volume
 growth has outpaced
 competitors’
✓ TeamWorks =
 standardized sales &
 marketing
✓ Capacity expansions will
 help facilitate organic
 growth:
 • ~ 100+ beds will be added
 in 2010
(1)
(2)

Exhibit 99.1

Business Outlook
3.5x to 4.0x Debt to EBITDA (by YE 2011)
(Exclusive of any E&Y settlement)
Organic growth through capacity
expansion and de novos
($60+ million in 2010)
IRF acquisitions/joint ventures
Deleveraging
Growth

Acquisitions of other,
complementary post-acute services
Reform
1. Pricing
2. Bundling
Sector
Regulation
Pilot/Demonstration
Projects
 • LTCH: admission criteria; 25% Rule; MMSEA extension
 • Home Health: outliers; reimbursement methodology
Deleveraging, Growth, Reform and Sector Regulation
  Market basket minus 25 bps Market basket minus 10 bps
      and productivity adjustment
 2010 2011 2012 2013

Exhibit 99.1

Future Regulatory Risk	IRF	SNF	LTCH	HH

1. Re-basing payment system	No	Yes; RUGS IV delayed until 10/01/11 (per PPACA)	No	Yes; would be required as part of PPACA starting in 2014
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA relief expires (short stay outliers)	Yes; 10% cap per agency; 2.5% taken out of outlier pool (per PPACA)
3. Upcoding adjustments	No	Yes; occurring in FY 2010	Yes; occurring in FY 2010 and proposed (-2.5%) for FY 2011	Yes; occurring in CYs 2010 and 2011
4. Patient criteria	No; 60% Rule already in place	No	Study dictated as part of MMSEA	PPACA requires a “face-to-face” encounter between physicians (or clinicians working with them) and patients before HH services are prescribed
5. Healthcare Reform
– Market basket update reductions	– Known	– Known	– Known	– Known
– Productivity adjustments	– Begins 2012	– Begins 2012	– Begins 2012	– Begins 2015
– Bundling	– Pilot to be established by 2013	– Pilot to be established by 2013	– Pilot to be established by 2013	– Pilot to be established by 2013
– Independent Medicare Advisory Board	– FY 2019	– FY 2015	– FY 2019	– CY 2015
– New quality reporting requirements	– Begins 2014	– N/A	– Begins 2014	– N/A
– Value based purchasing	– Pilot begins 2016	– Post 2012	– Pilot begins 2016	– Post 2012
6. Other	N/A	N/A	25% Rule will be reinstituted when MMSEA moratorium expires	N/A
Regulatory Uncertainty
Sources: Healthcare Reform Bill (PPACA, HERA),CMS Regulatory published rules and MMSEA

Exhibit 99.1

Post-Acute Care ("PAC") Setting	Percent Discharged from Hospital to PAC Setting	Percent Rehospitalized after Using PAC Setting	Percent Died in PAC Setting
Skilled Nursing Facility	17.3%	22.0%	5.4%
Home Health	16.0%	18.1%	0.8%
Long-Term Care Hospital	1.0%	10.0%	15.5%
Inpatient Rehabilitation	3.2%	9.4%	0.4%
Inpatient Psychiatric	0.5%	8.7%	0.4%
Hospice	2.1%	4.5%	82.2%
TOTAL	40.0%	18.0%	6.2%

HEALTHSOUTH

Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June 2008)

Exhibit 99.1

Location	Installed Beds	Operational Date
Mesa, AZ	40 Beds	Q3 2009
Loudoun County, VA	40 Beds	Q2 2010
Bristol, VA	25 Beds	Q3 2010

HEALTHSOUTH

Capacity Expansions:
 • ~ 100+ beds 2010
 De novos:
 Acquisitions/Joint Ventures:
 • Acquired the rehabilitation unit in Altoona, PA, through a newly formed joint venture and relocated its operations to
 one of our hospitals. (Q4 2009)
 • Expanded joint venture with St. Vincent Health System
 in Little Rock, AR, through the purchase of a 23-bed
 rehabilitation unit. (Q1 2010)
 • Purchased Desert Canyon Rehabilitation Hospital, a 50-bed
 inpatient rehabilitation hospital located in southwest Las
 Vegas, NV. (Q2 2010)

Growth
6 - 7 years (2)
2 - 4 years (1)
(1) Average investment per bed: $100K to $250K.
(2) Average investment per bed: ~ $450K.
6 - 7 years
Target Cash pay-back

Exhibit 99.1

• Population and
 Demographics
• Acute Care Referral
 Sources
• Inpatient Rehab
 Competition
• SNF Presence
• Payor Environment
• CON/Non-CON
National Market
Assessment
Target
Opportunity
List
(160 Opportunities
Identified)
Existing IRF
Assessment
Corporate
Priority
Assessment
Active
Development
List
Growth: Market Assessment Process
Strategic
Approach
• Buy
• JV
• Build
Regional
President
Assessment

Exhibit 99.1

- No guarantee on timeframe or ultimate success

- Input from design, operations and real estate
- ~ Six acres with expansion capability
- Close to acute-care providers

- Design
- Construction

- IRR
- NPV

Capital Cost	$ Range Low	$ Range High
(millions)		
Construction, design, permitting, etc.	$ 11.0	$ 14.5
Land	1.5	3.5
Equipment	2.5	3.0
	$ 15.0	$ 21.0

Pre-opening Expenses	$ Range Low	$ Range High
(thousands)		
Operating	$ 200	$ 300
Salaries, wages and benefits	150	200
	$ 350	$ 500

HEALTHSOUTH

Growth: De Novo Evaluation Process and Cost
CON
Approval
Site
Selection
Cost
Assessment
Proforma
Financials
Execution
 • Permitting
 • Contract for land
NO
GO
GO
 • Cash payback analysis
Target Cash Pay-back
6-7 years

Exhibit 99.1

Growth: De Novo Occupancy and Hospital EBITDA(1) Trends

80%
70%
60%
50%
40%
30%
20%
10%
0%
Occupancy
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Months
Sustained, Positive EBITDA
Sustained, Positive EBITDA
Sustained, Positive EBITDA
De Novo
De Novo
De Novo
HLS Average 2009 Occupancy

HEALTHSOUTH

(1) Hospital EBITDA = earnings before interest, taxes, depreciation and amortization directly attributable to the related hospital.

Exhibit 99.1

CON Process
Construction

Construction

HEALTHSOUTH

Growth: De Novo Timeline
With CON
Without CON
Internal Approval
Day 1
Internal Approval
Day 1
Design
Planning &
Zoning
Groundbreaking
Month 20
Opening
Month 32
Design
Planning &
Zoning
Groundbreaking
Opening
Month 20
Month 11

Exhibit 99.1

$16.1
$20.8
$20.2
$451.5
$9.4
$289.4
$505.9
$5.5
$6.0
$4.1
$292.5
$46.2
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

Debt Outstanding
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.66
$1.66
YE06
YE07
YE08
YE09
Mar-10

	Cash payment if LIBOR = 0.30%							
	2010				2011			
Swap Settlement	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Cash flow from investing activities (2)	11.9	11.2	11.1	11.0	10.9	-	-	-
Interest expense (3)		-	-	-		1.3	1.3	1.3

HEALTHSOUTH

Debt Profile and Swap Settlement
Debt Maturities
As of March 31, 2010
= Term Loan maturities
= 10.75% Fixed
= 8.125% Fixed
= Capital leases & term
 loan amortization
(1) Based on trailing four quarter Adjusted Consolidated EBITDA of $391.0 million;
 reconciliation to GAAP provided on slides 35 and 36.
(2) Cash settlements flow through investing activities for swaps that do not qualify for hedge accounting. Notional amount of $884 million receives 3 month LIBOR and pays 5.22% fixed until expiration in March of 2011.
(3) Forward-starting interest rate swaps (designated as cash flow hedges). Cash settlements will flow through operating activities as part of interest expense.
 Notional amounts of $100 million and $100 million receive LIBOR and pay 2.6%
 and 2.9% fixed respectively.
3 month
LIBOR
plus
225 bps
3 month
LIBOR
plus
375 bps
Call Schedule
Date   Price
June 15, 2011   105.375
June 15, 2012   103.583
June 15, 2013  101.792
June 15, 2014   100.000
and thereafter
 Debt to
 EBITDA 6.3x 6.3x 5.3x 4.3x 4.2x (1)
($ Billions)
Year-End 2011 Goal: 3.5x to 4.0x

Exhibit 99.1

Revenues & Expenses (Q1 2010 vs. Q1 2009)

Revenues (millions)		Q1 2010		Q1 2009	Favorable (Unfavorable) Change
Inpatient	$	451.8	$	431.3	4.8%
Outpatient and other		39.2		41.6	(5.8%)
Consolidated net operating	$	491.0	$	472.9	3.8%
(Actual Amounts)					
Discharges		27,998		27,699	1.1%
Net patient revenue / discharge	$	16,137	$	15,571	3.6%
Expenses (millions)					
Salaries and benefits	$	241.9	$	233.3	(3.7%)
Percent of net operating revenues		49.3%		49.3%	0 bps
EPOB (employees per occupied bed)		3.41		3.47	1.7%
Hospital-related expenses	$	113.7	$	114.1	0.4%
(other operating, supplies, occupancy, bad debts)					
Percent of net operating revenues		23.2%		24.1%	90 bps
General and administrative	$	22.5	$	21.8	(3.2%)
(excludes stock-based compensation)					
Percent of net operating revenues		4.6%		4.6%	0 bps

HEALTHSOUTH

Exhibit 99.1

Revenues & Expenses (Sequential)

Revenues (millions)	Q1 2010		Q4 2009		Favorable (Unfavorable) Change
Inpatient	$	451.8	$	445.7	1.4%
Outpatient and other		39.2		40.5	(3.2%)
Consolidated net operating	$	491.0	$	486.2	1.0%
(Actual Amounts)					
Discharges		27,998		28,772	(2.7%)
Net patient revenue / discharge	$	16,137	$	15,491	4.2%
Expenses (millions)					
Salaries and benefits	$	241.9	$	243.7	0.7%
Percent of net operating revenues		49.3%		50.1%	80 bps
EPOB (employees per occupied bed)		3.41		3.55	3.9%
Hospital-related expenses	$	113.7	$	119.2	4.6%
(other operating, supplies, occupancy, bad debts)					
Percent of net operating revenues		23.2%		24.5%	130 bps
General and administrative	$	22.5	$	24.7	8.9%
(excludes stock-based compensation)					
Percent of net operating revenues		4.6%		5.1%	50 bps

HEALTHSOUTH

Exhibit 99.1

Adjusted Consolidated EBITDA(1) (Q1 2010 vs. Q1 2009)
(1) Reconciliation to GAAP provided on slides 35 and 36.
In arriving at Adjusted Consolidated EBITDA, the following were excluded from line items:
(2) Restructuring charges associated with closed outpatient satellite clinics of $0.0, $0.0, and $0.3 million, respectively, which reduced occupancy costs.
(3) Stock-based compensation expense of $3.8, $3.7, and $13.4 million, respectively, which reduced general and administrative expenses.
(4) Impairments related to investments of $0.0, $0.7 and $1.4 million, respectively, which increased other income.
(5) Noncontrolling interests related to discontinued operations of $0.0, $0.3 and $0.6 million, respectively, which reduced noncontrolling interests expense.
Adjusted Consolidated EBITDA increased $8.0 million, or 8.1%, Q1 2010 vs. Q1 2009
(Millions)	Q1 2010	Q1 2009	2009
Net operating revenues	$ 491.0	$ 472.9	$ 1,911.1
Operating expenses:
Salaries and benefits	241.9	233.3	948.8
Hospital-related expenses:
Other operating expenses	66.9	66.9	271.4
Supplies	28.3	27.4	112.4
Occupancy costs (2)	11.6	12.0	47.3
Provision for doubtful accounts	6.9	7.8	33.1
	113.7	114.1	464.2
General and administrative expenses (3)	22.5	21.8	91.1
Equity in nonconsolidated affiliates	2.6	2.5	4.6
Other income (4)	0.7	0.5	4.8
Noncontrolling interests (5)	(9.8)	(8.3)	(33.4)
Adjusted Consolidated EBITDA	$ 106.4	$ 98.4	$ 383.0

Exhibit 99.1

Q1 2010	Q1 2009	2009
Medicare	70.4%	67.8%	67.9%
Medicaid	1.8%	2.2%	2.1%
Workers' compensation	1.6%	1.7%	1.6%
Managed care and other discount plans (1)	21.7%	22.4%	23.1%
Other third-party payors	2.2%	3.3%	2.7%
Patients	1.1%	1.2%	1.2%
Other income	1.2%	1.4%	1.4%
Total	100.0%	100.0%	100.0%

HEALTHSOUTH

Payment Sources (Q1 2010 vs. Q1 2009)
(1) Managed Medicare revenues represent ~ 7%, 8% and 8% of total revenues for Q1 2010, Q1 2009 and 2009, respectively, and are included in “Managed care and other discount plans.”

Exhibit 99.1

Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	2009
				(In Millions)		
Net patient revenue-inpatient	$ 451.8	$ 445.7	$ 429.2	$ 437.2	$ 431.3	$ 1,743.4
Net patient revenue-outpatient and other revenues	39.2	40.5	41.2	44.4	41.6	167.7
Net operating revenues	$ 491.0	$ 486.2	$ 470.4	$ 481.6	$ 472.9	$ 1,911.1
				(Actual Amounts)		
Discharges (2)	27,998	28,772	28,125	28,379	27,699	112,975
Outpatient visits	255,445	265,067	281,913	291,944	283,621	1,122,545
Average length of stay	14.6	14.0	14.3	14.4	14.6	14.3
Occupancy %	69.2%	66.5%	67.0%	69.4%	69.9%	67.3%
# of licensed beds	6,563	6,572	6,507	6,454	6,443	6,572
Occupied beds	4,542	4,370	4,360	4,479	4,504	4,423
Full-time equivalents (FTEs) (3)	15,416	15,428	15,528	15,590	15,469	15,504
Contract labor	82	64	60	120	143	97
Total FTE and contract labor	15,498	15,492	15,588	15,710	15,612	15,601
EPOB (4)	3.41	3.55	3.58	3.51	3.47	3.53

HEALTHSOUTH

Operational and Labor Metrics (1)
(1) Numbers have been reclassified to reflect current continuing operations.
(2) Represents discharges from HealthSouth’s 90 consolidated hospitals and 6 LTCHs.
(3) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99.1

Debt Balances Mar. 31, 2010	Debt Balances Dec. 31, 2009	2010 YTD Debt Reduction
Advances under $400 million revolving credit facility, March 2012	$ -	$ -	$ -
Term loan facility - March 2013, 2015	749.4	751.3	(1.9)
Bonds payable:			-
10.75% Senior Notes due 2016	495.0	494.9	0.1
8.125% Senior Notes due 2020	285.2	285.2	-
Other bonds payable	1.8	1.8	-
Other notes payable	28.0	28.0	-
Capital lease obligations	97.9	101.3	(3.4)
Total	$ 1,657.3	$ 1,662.5	$ (5.2)
Debt to EBITDA [(1)]	**4.2x**	**4.3x**	

Liquidity March 31, 2010

Revolver Total Line	$ 400.0	Cash and cash equivalents	$ 116.8
Less:			
– Draws	-		
– Letters of credit	-		
Available	$ 400.0	Total Liquidity	$ 516.8

HEALTHSOUTH

Debt Schedule and Liquidity
(Millions)
(1) Based on trailing four quarter Adjusted Consolidated EBITDA of $391.0 million; reconciliation to GAAP provided on slides 35 and 36.

Exhibit 99.1

Non-Operating Cash/Tax Position
Cash Refunds as of Mar. 31, 2010
• Federal tax recoveries virtually complete.
• State tax refunds in progress.
 – Approx. $6.5 million received in Q1
 2010.
 – Approx. $1.1 million net receivable on
  the balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-7 million per year of income
 tax.
 – State income tax.
 – Alternative Minimum Tax (AMT).
• The Company does not expect to pay significant
 federal income taxes for the next 10-12 years, due
 to approximately $905 million in deferred tax assets
 as of 12/31/09 outlined in the 2009 Form 10-K. The
 majority of the deferred tax assets is related to
 NOLs.
 – At this time, we do not believe the use
  of NOLs will be limited before they
  expire, however, no assurances can
  be provided.
• HealthSouth is not currently subject to an annual
 use limitation (AUL) under the Internal Revenue
 Code section 382.
• If we experienced a “change of ownership” as
 defined by the Internal Revenue Code section 382,
 we would be subject to an AUL, which is equal to
 the value of the company at the time of the “change
 of ownership” multiplied by the long-term tax exempt
 rate.
GAAP Considerations
• HealthSouth’s balance sheet currently
 reflects a valuation allowance for the
 potential value of NOLs and future
 deductions. The valuation allowance is
 approximately $893 million.

• GAAP tax rate will net to small amount for
 foreseeable future as there will be a
 reduction in the valuation allowance when
 NOLs are utilized.

Exhibit 99.1

Weighted Average for the Period			
	Q1 2010	Q1 2009	Year-End 2009	Year-End [1] 2008
Basic Shares outstanding [2] [3]	92.7	87.5	88.8	83.0
Diluted Shares outstanding [2] [3] [4]	108.0	100.9	103.3	96.4

	End of Period			
	Q1 2010	Q1 2009	Year-End 2009	Year-End [1] 2008
Basic Shares outstanding [2] [3]	92.7	87.5	92.6	87.4
Diluted Shares outstanding [2] [3] [4]	108.0	100.9	107.8	100.7

HEALTHSOUTH

Outstanding Share Summary
(Millions)
Notes:
(1) Completed an equity offering for 8.8 million shares on June 27, 2008.
(2)  Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(3) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(4) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

Exhibit 99.1

Reconciliation of Net Income to Adjusted Income from Continuing Operations and Adjusted Consolidated EBITDA (1) (3) (4)

(In Millions, Except per Share Data)	Three Months Ended March 31, 2010	Per Share (2)	Three Months Ended March 31, 2009	Per Share (2)	Year Ended December 31, 2009	Per Share (2)	Year Ended December 31, 2008	Per Share (2)
Net income	$ 50.5	$ 0.54	$ 53.5	$ 0.61	$ 128.8	$ 1.45	$ 281.8	$ 3.40
Loss (income) from discontinued operations, net of tax, attributable to HealthSouth	3.1	$ 0.03	3.0	0.03	(1.5)	(0.02)	(16.6)	(0.20)
Net income attributable to noncontrolling interests	(9.8)	(0.11)	(8.6)	(0.10)	(34.0)	(0.38)	(29.4)	(0.35)
Income from continuing operations attributable to HealthSouth	43.8	0.47	47.9	0.55	93.3	1.05	235.8	2.84
Gain on UBS settlement	-	-	-	-	-	-	(121.3)	(1.46)
Government, class action, and related settlements	-	-	(15.9)	(0.18)	36.7	0.41	(67.2)	(0.81)
Professional fees – accounting, tax, and legal	2.9	0.03	4.8	0.05	8.8	0.10	44.4	0.53
Gain on early extinguishment of debt	-	-	(1.8)	(0.02)	-	-	-	-
Loss on interest rate swaps	4.3	0.05	5.0	0.06	19.6	0.22	55.7	0.67
Accelerated depreciation of corporate campus	-	-	-	-	-	-	10.0	0.12
Interest associated with UBS settlement	-	-	-	-	-	-	(9.4)	(0.11)
Adjustment for prior period amounts in tax provision	0.9	0.01	(0.3)	(0.00)	(8.8)	(0.10)	(75.1)	(0.90)
Adjusted income from continuing operations	51.9	0.56	39.7	0.45	149.6	1.68	72.9	0.88
Adjustment for dilution		(0.08)		(0.06)		(0.23)		(0.12)
Adjusted income from continuing operations per diluted share		$ 0.48		$ 0.39		$ 1.45		$ 0.76
Current period amounts in tax provision	1.6		1.5		5.6		5.0	
Interest expense and amortization of debt discounts and fees, excluding interest associated with UBS settlement	30.5		34.4		125.8		168.9	
Depreciation and amortization, excluding accelerated depreciation of corporate campus	18.3		17.4		70.9		72.4	
	102.3		93.0		351.9		319.2	
Other adjustments per the Company's credit agreement:								
Impairment charges, including investments	-		0.7		1.4		2.4	
Net noncash loss on disposal of assets	-		1.0		3.5		2.0	
Loss on early extinguishment of debt	0.3		-		12.5		5.9	
Stock-based compensation expense	3.8		3.7		13.4		11.7	
Other	-		-		0.3			
Adjusted Consolidated EBITDA	$ 106.4		$ 98.4		$ 383.0		$ 341.2	
Weighted average common shares outstanding:								
Basic		92.7		87.5		88.8		83.0
Diluted		108.0		100.9		103.3		96.4

(1) (2) (3) (4) Notes on page 36.

HEALTHSOUTH

Exhibit 99.1

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. The Company’s leverage ratio (Total Consolidated Debt to Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 Consolidated EBITDA and leverage ratio as liquidity measures on an ongoing basis.
 These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted
 Consolidated EBITDA are two components of our guidance.
4. The Company’s Credit Agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.